UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51788	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Oracle Corporation under Items 2.01, 8.01 and 9.01 on January 28, 2010. Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01.

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT LIST
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Section 9—Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of Oracle America, Inc. (formerly known as Sun Microsystems, Inc.) as of and for the three months ended September 27, 2009 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

The audited consolidated financial statements of Oracle America, Inc. (formerly known as Sun Microsystems, Inc.) as of and for the year ended June 30, 2009 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information with respect to Oracle Corporation’s acquisition of Sun Microsystems, Inc. (now known as Oracle America, Inc.) is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Oracle America, Inc. (formerly known as Sun Microsystems, Inc.)

99.1	Unaudited condensed consolidated financial statements of Oracle America, Inc. (formerly known as Sun Microsystems, Inc.) as of and for the three months ended September 27, 2009

99.2	Audited consolidated financial statements of Oracle America, Inc. (formerly known as Sun Microsystems, Inc.) as of and for the year ended June 30, 2009

99.3	Unaudited pro forma condensed combined financial statements as of and for the six months ended November 30, 2009 and for the year ended May 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: April 7, 2010	By:	/S/ WILLIAM COREY WEST
William Corey West Senior Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Oracle America, Inc. (formerly known as Sun Microsystems, Inc.)

99.1	Unaudited condensed consolidated financial statements of Oracle America, Inc. (formerly known as Sun Microsystems, Inc.) as of and for the three months ended September 27, 2009

99.2	Audited consolidated financial statements of Oracle America, Inc. (formerly known as Sun Microsystems, Inc.) as of and for the year ended June 30, 2009

99.3	Unaudited pro forma condensed combined financial statements as of and for the six months ended November 30, 2009 and for the year ended May 31, 2009